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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 1998



                               RESOUND CORPORATION
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             (Exact name of registrant as specified in its charter)



         California                       0-20046               77-0019588
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(State or other jurisdiction of   (Commission File Number)    (IRS Employer
incorporation)                                               Identification No.)



220 Saginaw Drive, Seaport Centre, Redwood City, CA     94063
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:  (650) 780-7800
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                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5.   Other Events

          Registrant is filing this Form 8-K solely for the purpose of disclosing the effect of adoption of FAS 128, "Earnings per Share," on the Annual Report on Form 10-K for the fiscal year ended December 31, 1996 (the 1996 Form 10-K) and the related restatement of earnings per share thereon in anticipation of a filing on Form S-8. Restatement of selected financial data is for the fiscal quarters in each of the years ended December 31, 1997, December 31, 1996 and December 31, 1995 and the five fiscal years ended December 31, 1996, and related disclosures as prescribed by FAS 128 for the three fiscal years ended December 31, 1996.

          Restatement of selected financial data as relates to the adoption of FAS 128, "Earnings per Share" is attached hereto as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits

              (c)   Exhibits

                    99.1 Restatement of selected data as relates to the adoption of FAS 128, "Earnings per Share."


                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ReSound Corporation


                            /s/  Arthur T. Taylor
                            ----------------------------------------------------
                            Arthur T. Taylor
                            Vice President Finance and Chief Financial Officer (Principal Financial and Accounting Officer)


                            Date: February 18, 1998



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